Exhibit 10.7
SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT
THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is entered into effective as of September 13, 2018, by and among (i) the “Sellers” identified on the signature pages attached hereto (each a “Seller”, and together, “Sellers”), (ii) the “Existing Operators” identified on the signature pages attached hereto (each an “Existing Operator”, and together, “Existing Operators”), and (iii) GAHC4 Songbird SNF Portfolio, LLC, a Delaware limited liability company (“Purchaser” and, together with Sellers and Existing Operators, the “Parties”, and each, a “Party”).
WHEREAS, the Parties entered into that certain Purchase and Sale Agreement dated as of July 24, 2018, as amended by that certain First Amendment to Purchase and Sale Agreement dated as of September 4, 2018 (collectively, the “PSA”); and
WHEREAS, the Parties desire to amend the PSA in accordance with the terms of this Agreement.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.    Defined Terms. All capitalized terms used and not defined herein shall have the meanings given to such terms in the PSA.
2.    Due Diligence Period. The “Due Diligence Period”, as defined in Section 1(f) of the PSA, is hereby extended so that the Due Diligence Period shall expire at 5:00 p.m. (Pacific Time) on September 21, 2018. All references in the PSA to the Due Diligence Period shall mean the Due Diligence Period as extended by this Amendment.
3.    Ratification. Except as expressly modified hereby, the terms of the PSA are hereby ratified and shall remain in full force and effect, enforceable in accordance with its terms.
4.    Execution. This Amendment may be executed in a number of identical counterparts. Signatures may be delivered by facsimile or electronic delivery, and such signatures shall be binding on the parties hereto, with original signatures to be delivered as soon as reasonably practical thereafter.
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NOW, THEREFORE, the parties hereto have executed this Amendment as of the date first set forth above.

SELLERS:

Midwest Health Properties, LLC
Petersen - Farmer City, LLC
Petersen Health Care III, LLC
Petersen Health Care VIII, LLC
Petersen Health Care XI, LLC
Petersen Health Care XIII, LLC
Petersen Health Group, LLC
Petersen Health Care XII, LLC
Robings, LLC
Each an Illinois limited liability company

For each, by:    /s/ Mark B. Petersen
Name: Mark B. Petersen
Title:     Manager

Petersen Health Care II, Inc.

By:    /s/ Mark B. Petersen
Name: Mark B. Petersen
Title:     President

The remainder of this page is intentionally blank. Signatures follow on the next page.

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EXISTING OPERATORS:

Midwest Health Operations, LLC
Petersen Health & Wellness, LLC
Petersen Health Business, LLC
Petersen Health Care - Farmer City, LLC
Petersen Health Care VII, LLC
Petersen Health Group, LLC
Petersen Health Quality, LLC
Each an Illinois limited liability company

For each, by: /s/ Mark B. Petersen
Name: Mark B. Petersen
Title: Manager

Petersen Health Care II, Inc.

By: /s/ Mark B. Petersen
Name: Mark B. Petersen
Title: President

The remainder of this page is intentionally blank. Signatures follow on the next page

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PURCHASER:

GAHC4 Songbird SNF Portfolio, LLC,
a Delaware limited liability company

By: /s/ Danny Prosky
Name: Danny Prosky
Title: Authorized Signatory

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